UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-0523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/15

FORM N-CSR

Item 1.       Reports to Stockholders.

The Dreyfus Fund Incorporated

SEMIANNUAL REPORT

June 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured " Not Bank-Guaranteed " May Lose Value

Contents

THE FUND

2 A Letter from the President

3 Discussion of Fund Performance

6 Understanding Your Fund s Expenses

6 Comparing Your Fund s Expenses With Those of Other Funds

7 Statement of Investments

11 Statement of Assets and Liabilities

12 Statement of Operations

13 Statement of Changes in Net Assets

14 Financial Highlights

15 Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

The Dreyfus Fund
Incorporated

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2015, through June 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. stock market proved volatile on its way to posting modest gains over the first half of 2015. Investors were worried when the economic recovery stalled during the first quarter of the year due to unusually harsh winter weather, a strengthening U.S. dollar, and expected increases in short-term interest rates. These fears waned during the second quarter, when economic growth seemed to regain momentum. While a number of headwinds remained, investors were encouraged by better employment data, stronger housing markets, and stabilizing currency exchange rates.

We expect economic uncertainty and bouts of market volatility to persist over the near term as Europe continues to struggle with instability in Greece, China addresses a stubborn economic slowdown, geopolitical conflicts flare across the Middle East, and U.S. investors await the first in a series of short-term interest rate hikes. We remain more optimistic regarding the economy s long-term outlook, which we believe should be supported by improved consumer and business confidence as well as aggressively accommodative monetary policies from many of the world s major central banks.As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through June 30, 2015, as provided by Sean P. Fitzgibbon, David Sealy, and Barry K. Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2015, The Dreyfus Fund Incorporated produced a total return of 1.75%.1 In comparison, the Standard & Poor s 500® Composite Stock Price Index ( S&P 500 Index ), the fund s benchmark, provided a total return of 1.23% for the same period.2

U.S. equities posted modest gains over the first half of 2015 as the market digested earlier gains amid uneven economic growth.The fund outperformed its benchmark, largely due to favorable security selections in the health care, materials, consumer staples, and energy sectors.

The Fund s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies.The fund may invest up to 20% of its assets in foreign securities. In choosing stocks we focus on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks, and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company s financial health.

Stocks Climbed Modestly amid Uneven Economic Growth

In contrast to the economic gains achieved during much of 2014, the U.S. recovery proved more uneven over the first half of 2015. The economy contracted slightly during the first quarter in the face of severe winter weather and a labor slowdown in West Coast ports. Global economic weakness further weighed on U.S. exporters when massive quantitative easing programs in Europe and Japan caused the U.S. dollar

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

to appreciate sharply against most foreign currencies. Meanwhile, sharply lower oil prices created challenges for energy producers. In this environment, the S&P 500 Index vacillated between gains and losses over the first few months of the year.

The economy began to expand again in the spring, when labor markets rebounded, housing markets showed renewed signs of strength, oil prices rallied, and currency exchange rates stabilized.These developments supported higher stock prices through mid-June until concerns regarding a debt crisis in Greece derailed the advance. Consumer discretionary companies and health care providers fared particularly well during the second quarter, while richly valued, dividend-paying utilities lagged market averages.

Individual Stock Selections Drove Fund Performance

The fund participated more than fully in the S&P 500 Index s mild gains over the first six months of 2015. A relatively strong performance in the health care sector was led by biotechnology developer Biogen Idec, which reported clinical progress in the development of a widely anticipated drug for the treatment of Alzheimer s disease, and over-the-counter drugmaker Perrigo Company, which received an acquisition offer at a premium to its stock price at the time. Other top performers included hospital operator Universal Health Services, health plan provider UnitedHealth Group and pharmaceutical company Bristol-Myers Squibb.

In the materials sector, construction products suppliers Martin Marietta Materials and Vulcan Materials gained ground after reporting strong earnings and issuing positive outlooks. The fund avoided some of the benchmark s larger components in the consumer staples and energy sectors, focusing instead on companies with more dynamic growth prospects, such as Estée Lauder, Occidental Petroleum, and Schlumberger. Some individual holdings in other sectors also significantly bolstered the fund s relative performance, including automotive components maker Delphi Automotive, consumer electronics producer Apple, and software developer salesforce.com.

On a negative note, a few technology holdings were hurt by shrinking demand for personal computers, including computer hardware and storage maker Western Digital, software giant Microsoft, and data storage solutions provider SanDisk. Other disappointments in the information technology sector included Chinese online retailer

Alibaba, which faced revenue headwinds, and semiconductor equipment maker Applied Materials, which was forced to terminate its agreement to acquire Tokyo Electron because of regulatory roadblocks. In the consumer discretionary sector, apparel maker PVH Corp. suffered due to currency exposures and weak overseas spending trends, while media company Viacom encountered soft advertising spending. A few holdings in the financials sector, such as JPMorgan Chase & Co. and Ameriprise Financial, also detracted modestly from relative performance, as did a few industrial holdings, including Precision Castparts, Raytheon, and Union Pacific.

Finding Compelling Investment Opportunities

In light of recent employment gains, strength in housing markets, low energy prices, mild inflation, and encouraging global economic developments, we believe the U.S. economy is well positioned for the second half of 2015. Although the fund s sector allocations remain similar to those of the benchmark, we have identified particularly compelling investment opportunities in the information technology and consumer discretionary sectors. In contrast, the fund holds underweighted exposure to utilities, where valuations appear unsustainably high in an environment of rising interest rates.

July 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.

The Fund 5

UNDERSTANDING YOUR FUND S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund s prospectus or talk to your financial adviser.

Review your fund s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2015 to June 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2015

Expenses paid per $1,000	$3.80
Ending value (after expenses)	$1,017.50

COMPARING YOUR FUND S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2015

Expenses paid per $1,000	$3.81
Ending value (after expenses)	$1,021.03

Expenses are equal to the fund s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2015 (Unaudited)

Common Stocks 99.1%	Shares		Value ($)
Automobiles & Components 2.0%
Delphi Automotive	335,460		28,544,291
Banks 7.1%
Bank of America	2,385,590		40,602,742
Citigroup	431,170		23,817,831
Wells Fargo & Co.	709,300		39,891,032
			104,311,605
Capital Goods 8.5%
Danaher	236,770		20,265,144
Honeywell International	247,250		25,212,082
Owens Corning	350,320		14,450,700
Precision Castparts	90,670		18,122,213
Raytheon	212,591		20,340,707
United Technologies	230,287		25,545,737
			123,936,583
Commercial & Professional Services 1.2%
Tyco International	447,765		17,229,997
Consumer Durables & Apparel 3.7%
Newell Rubbermaid	385,179		15,834,709
NIKE, Cl. B	225,006		24,305,148
Under Armour, Cl. A	162,329	[a,b]	13,544,732
			53,684,589
Consumer Services 1.3%
McDonald s	194,786		18,518,305
Diversified Financials 7.2%
Ameriprise Financial	142,302		17,777,789
CBOE Holdings	190,533		10,902,298
Intercontinental Exchange	92,948		20,784,102
Morgan Stanley	372,480		14,448,499
Navient	665,820		12,124,582
Voya Financial	634,440		29,482,427
			105,519,697
Energy 7.1%
Anadarko Petroleum	222,630		17,378,498
EOG Resources	185,900		16,275,545
Kinder Morgan	498,186		19,125,361
Occidental Petroleum	317,410		24,684,976

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Schlumberger	303,360		26,146,598
			103,610,978
Food & Staples Retailing 2.2%
CVS Health	229,970		24,119,254
Rite Aid	926,893	[b]	7,739,557
			31,858,811
Food, Beverage & Tobacco 4.4%
Coca-Cola Enterprises	390,990		16,984,606
Mondelez International, Cl. A	447,575		18,413,235
PepsiCo	314,730		29,376,898
			64,774,739
Health Care Equipment & Services 7.4%
Boston Scientific	1,101,429	[b]	19,495,293
McKesson	111,970		25,171,976
Medtronic	229,160		16,980,756
UnitedHealth Group	233,823		28,526,406
Universal Health Services, Cl. B	73,313		10,417,777
WellCare Health Plans	85,036	[b]	7,213,604
			107,805,812
Household & Personal Products 2.5%
Colgate-Palmolive	266,027		17,400,826
Estee Lauder, Cl. A	228,418		19,794,704
			37,195,530
Insurance 2.6%
Hartford Financial Services Group	527,665		21,935,034
Marsh & McLennan	289,470		16,412,949
			38,347,983
Materials 3.6%
Albemarle	181,331		10,022,164
Martin Marietta Materials	72,577		10,270,371
Mosaic	324,447		15,200,342
Vulcan Materials	197,164		16,547,974
			52,040,851
Media 2.5%
CBS, Cl. B	341,380		18,946,590
Interpublic Group of Companies	893,200		17,211,964
			36,158,554

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences 7.5%
AbbVie	221,163		14,859,942
Biogen	47,089	[b]	19,021,131
Bristol-Myers Squibb	477,080		31,744,903
Pfizer	878,513		29,456,541
Teva Pharmaceutical
Industries, ADR	243,296		14,378,794
			109,461,311
Retailing 5.4%
Amazon.com	65,878	[b]	28,596,981
Dollar Tree	180,689	[b]	14,272,624
Home Depot	239,620		26,628,971
Ulta Salon Cosmetics & Fragrance	56,595	[b]	8,741,098
			78,239,674
Software & Services 12.8%
Automatic Data Processing	210,990		16,927,728
Facebook, Cl. A	380,880	[b]	32,666,173
Google, Cl. A	32,178	[b]	17,377,407
Google, Cl. C	47,292	[b]	24,615,959
LinkedIn, Cl. A	53,060	[b]	10,963,788
MasterCard, Cl. A	313,469		29,303,082
Oracle	538,389		21,697,077
salesforce.com	332,360	[b]	23,142,227
ServiceNow	133,319	[b]	9,906,935
			186,600,376
Technology Hardware &
Equipment 7.9%
Apple	614,956		77,130,856
Cisco Systems	924,031		25,373,891
Palo Alto Networks	74,313	[b]	12,982,481
			115,487,228
Telecommunication Services 1.4%
Verizon Communications	453,244		21,125,703
Transportation .8%
Union Pacific	127,743		12,182,850
Total Common Stocks
(cost $1,143,044,507)			1,446,635,467

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment .1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $894,482)	894,482 [c]	894,482

Investment of Cash Collateral
for Securities Loaned .4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,638,757)	5,638,757 [c]	5,638,757

Total Investments (cost $1,149,577,746)	99.6%	1,453,168,706
Cash and Receivables (Net)	.4%	6,091,255
Net Assets	100.0%	1,459,259,961

ADR American Depository Receipts
a Security, or portion thereof, on loan.At June 30, 2015, the value of the fund s securities on loan was $5,551,597 and the value of the collateral held by the fund was $5,638,757.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)

	Value (%)		Value (%)
Software & Services	12.8	Materials	3.6
Capital Goods	8.5	Insurance	2.6
Technology Hardware & Equipment	7.9	Media	2.5
Pharmaceuticals,		Household & Personal Products	2.5
Biotech & Life Sciences	7.5	Food & Staples Retailing	2.2
Health Care Equipment & Services	7.4	Automobiles & Components	2.0
Diversified Financials	7.2	Telecommunication Services	1.4
Energy	7.1	Consumer Services	1.3
Banks	7.1	Commercial & Professional Services	1.2
Retailing	5.4	Transportation	.8
Food, Beverage & Tobacco	4.4	Money Market Investments	.5
Consumer Durables & Apparel	3.7		99.6

Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities See Statement of Investments
(including securities on loan, valued at $5,551,597) Note 1(b)
Unaffiliated issuers	1,143,044,507	1,446,635,467
Affiliated issuers	6,533,239	6,533,239
Receivable for investment securities sold		12,416,460
Dividends and securities lending income receivable		1,165,884
Receivable for shares of Common Stock subscribed		15,134
Prepaid expenses		18,292
		1,466,784,476
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 3(b)		900,702
Liability for securities on loan Note 1(b)		5,638,757
Cash overdraft due to Custodian		289,949
Payable for shares of Common Stock redeemed		521,420
Interest payable Note 2		101
Accrued expenses		173,586
		7,524,515
Net Assets ($)		1,459,259,961
Composition of Net Assets ($):
Paid-in capital		1,078,293,665
Accumulated undistributed investment income net		1,283,164
Accumulated net realized gain (loss) on investments		76,092,172
Accumulated net unrealized appreciation
(depreciation) on investments		303,590,960
Net Assets ($)		1,459,259,961
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		124,749,246
Net Asset Value, offering and redemption price per share ($)		11.70

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $12,408 foreign taxes withheld at source):
Unaffiliated issuers	10,219,230
Affiliated issuers	3,847
Income from securities lending Note 1(b)	4,862
Total Income	10,227,939
Expenses:
Management fee Note 3(a)	4,904,765
Shareholder servicing costs Note 3(b)	369,860
Directors fees and expenses Note 3(c)	249,155
Professional fees	50,886
Custodian fees Note 3(b)	41,770
Prospectus and shareholders reports	29,476
Registration fees	15,182
Loan commitment fees Note 2	4,434
Interest expense Note 2	310
Miscellaneous	21,174
Total Expenses	5,687,012
Less reduction in fees due to earnings credits Note 3(b)	(661)
Net Expenses	5,686,351
Investment Income Net	4,541,588
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments	88,305,829
Net unrealized appreciation (depreciation) on investments	(66,746,649)
Net Realized and Unrealized Gain (Loss) on Investments	21,559,180
Net Increase in Net Assets Resulting from Operations	26,100,768

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
Operations ($):
Investment income net	4,541,588	9,200,022
Net realized gain (loss) on investments	88,305,829	138,492,253
Net unrealized appreciation
(depreciation) on investments	(66,746,649)	(10,240,053)
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,100,768	137,452,222
Dividends to Shareholders from ($):
Investment income net	(4,617,993)	(9,201,602)
Net realized gain on investments	(12,500,328)	(158,109,932)
Total Dividends	(17,118,321)	(167,311,534)
Capital Stock Transactions ($):
Net proceeds from shares sold	9,092,453	49,023,400
Dividends reinvested	15,906,347	153,462,241
Cost of shares redeemed	(94,229,406)	(131,191,601)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(69,230,606)	71,294,040
Total Increase (Decrease) in Net Assets	(60,248,159)	41,434,728
Net Assets ($):
Beginning of Period	1,519,508,120	1,478,073,392
End of Period	1,459,259,961	1,519,508,120
Undistributed investment income net	1,283,164	1,359,569
Capital Share Transactions (Shares):
Shares sold	772,516	4,115,692
Shares issued for dividends reinvested	1,358,411	13,027,312
Shares redeemed	(7,995,585)	(10,812,864)
Net Increase (Decrease) in Shares Outstanding	(5,864,658)	6,330,140

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

		Six Months Ended
		June 30, 2015			Year Ended December 31,
		(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period		11.63		11.89	9.80	8.44	8.99	7.80
Investment Operations:
Investment income net[a]		.04		.07	.10	.12	.10	.07
Net realized and unrealized
gain (loss) on investments		.17		1.05	3.04	1.36	(.55)	1.19
Total from
Investment Operations		.21		1.12	3.14	1.48	(.45)	1.26
Distributions:
Dividends from
investment income net		(.04)		(.07)	(.10)	(.12)	(.10)	(.07)
Dividends from net realized
gain on investments		(.10)		(1.31)	(.95)
Total Distributions		(.14)		(1.38)	(1.05)	(.12)	(.10)	(.07)
Net asset value,
end of period		11.70		11.63	11.89	9.80	8.44	8.99
Total Return (%)		1.75	[b]	9.47	32.33	17.58	(5.05)	16.30
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets		.76	[c]	.75	.74	.75	.77	.78
Ratio of net expenses
to average net assets		.76	[c]	.75	.74	.75	.77	.78
Ratio of net investment
income to average
net assets		.61	[c]	.61	.85	1.30	1.11	.84
Portfolio Turnover Rate		26.33	[b]	44.19	72.91	56.38	67.60	60.06
Net Assets, end of period
($ x 1,000)		1,459,260		1,519,508	1,478,073	1,010,371	940,107	1,041,526

a	Based on average shares outstanding.
b	Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 Significant Accounting Policies:

The Dreyfus Fund Incorporated (the fund ) is registered under the Investment Company Act of 1940, as amended (the Act ), as a diversified open-end management investment company.The fund s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser. MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) is the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund s Board of Directors (the Board ). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2015 in valuing the fund s investments:

		Level 2 Other	Level 3
	Level 1	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities
Domestic
Common
Stocks	1,432,256,673			1,432,256,673
Equity Securities
Foreign
Common Stocks	14,378,794			14,378,794
Mutual Funds	6,533,239			6,533,239

See Statement of Investments for additional detailed categorizations.

At June 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund s rights against the borrower and the collateral. During the period ended June 30, 2015, The Bank of New York Mellon earned $1,645 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as affiliated under the Act. Investments in affiliated investment companies during the period ended June 30, 2015 were as follows:

Affiliated
Investment	Value 12/31/2014 ($)			Value 6/30/2015 ($)	Net Assets (%)
Company		Purchases ($)	Sales ($)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	10,581,775	105,894,080	115,581,373	894,482.1
Dreyfus
Institutional
Cash
Advantage
Fund	64,903,027		59,264,270	5,638,757.4
Total	10,581,775	170,797,107	174,845,643	6,533,239.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2014 was as follows: ordinary income $38,650,359 and long-term capital gains $128,661,175.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2 Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a Facility ), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2015 was approximately $55,800 with a related weighted average annualized interest rate of 1.12%.

NOTE 3 Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the Agreement ) with Dreyfus, the management fee is payable monthly, based on the following annual percentages of the value of the fund s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion. The effective management fee rate during the period ended June 30, 2015 was .65%.

The Agreement also provides for an expense reimbursement from Dreyfus should the fund s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund s average daily net assets for any full fiscal year. During the period ended June 30, 2015, there was no reduction in expenses pursuant to the Agreement.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2015, the fund was charged $180,413 for transfer agency services and $13,485 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $661.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

activity. During the period ended June 30, 2015, the fund was charged $41,770 pursuant to the custody agreement.

During the period ended June 30, 2015, the fund was charged $6,240 for services performed by the Chief Compliance Officer and his staff.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $805,814, custodian fees $34,582, Chief Compliance Officer fees $3,169 and transfer agency fees $57,137.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2015, amounted to $392,327,100 and $475,208,108, respectively.

At June 30, 2015, accumulated net unrealized appreciation on investments was $303,590,960, consisting of $324,760,047 gross unrealized appreciation and $21,169,087 gross unrealized depreciation.

At June 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. The fund s Forms N-Q are available on the SEC s website at http://www.sec.gov and may be reviewed and copied at the SEC s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2015

By: /s/ James Windels
James Windels, Treasurer
Date:	August 20, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)